UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 11, 2005

PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-15491	22-2562955
(Commission File Number)	(IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of principal executive offices) (Zip Code)

(Registrant's telephone Number, including area code): 954-316-9008

Check the appropriate box below if the From 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR. 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 11, 2005, Parlux Fragrances, Inc. (NASDAQ: PARL) announced that Isaac Lekach has been nominated to its Board of Directors. Mr. Lekach is the son of Ilia Lekach, Parlux’s Chairman and Chief Executive Officer. Concurrently, Frederick Purches, Vice Chairman and founder of Parlux in 1984, resigned from the Board to ensure that it consists of a majority of independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.

/s/ Frank A. Buttacavoli
Frank A. Buttacavoli,
Executive Vice President, Chief Operating
Officer, Chief Financial Officer and Director

Date:  February 15, 2005

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